Exhibit 10.58
EXECUTION COPY
PARTICIPATION AGREEMENT
(Tribeca)
     THIS PARTICIPATION AGREEMENT (this “Agreement”) is made and entered into as of March 31, 2008 (the “Effective Date”), by and between The Huntington National Bank, successor by merger to Sky Bank (the “Lead Participant”), BOS (USA) Inc., a Delaware corporation (the “Participant”) and Tribeca Lending Corp. (“TLC”) and its subsidiaries (hereinafter collectively with TLC, the “Borrowers”), as to Paragraphs 14 and 22.
     WHEREAS, Lead Participant has entered into loan transactions and made other financial accommodations (collectively, the “Original Loans”) with Borrowers pursuant to the terms of (a) that certain Master Credit and Security Agreement, by and among TLC, the other Borrowers, and certain other subsidiaries of TLC, dated as of February 28, 2006 (as amended, supplemented, restated, or otherwise modified from time to time in accordance with the terms thereof, the “Loan Agreement”); and (b) that certain Flow Warehousing Credit and Security Agreement, by and among TLC, and dated October 18, 2005 (including certain outstanding letters of credit issued in connection therewith for the account of TLC) (as amended, supplemented, restated, or otherwise modified from time to time in accordance with the terms thereof, the “Warehousing Agreement”); and
     WHEREAS, as security for the Original Loans, Borrowers have granted security interests, pledges and liens in respect to substantially all of Borrowers’ assets; and
     WHEREAS, TLC, the other Borrowers, and the other signatories thereto have executed and delivered that certain Forbearance Agreement and Amendment to Credit Agreements, dated as of the December 28, 2007 (the “Original Forbearance Agreement”) (the Loan Agreement, the Warehousing Agreement, the Forbearance Agreement, and all other documents executed in connection with the Forbearance Agreement being collectively referred to as the “Loan Documents”);
     WHEREAS, under the Original Forbearance Agreement, the parties consolidated and restated all outstanding indebtedness under or in connection with the Original Loans into the following loans or facilities: (i) a term loan facility in the amount of $400,000,000.00 (“Tranche A”), and (ii) a term loan facility in the amount of $91,133,187.00, divided into four (4) sub-tranches of $22,783,296.75 each (“Tranche B-1,” “Tranche B-2, “ “Tranche B-3” and “Tranche B-4” and, collectively, “Tranche B”), (Tranche A and Tranche B collectively shall be referred to as the “Loans”);

     WHEREAS, the Original Forbearance Agreement has been amended by a Joinder And Amendment No. 1 To Forbearance Agreement made and entered into as of March 31, 2008 (the “Amendment No. 1,” and the Original Forbearance Agreement, as amended, the “Forbearance Agreement”), wherein Borrowers and Lead Participant agreed to join certain Additional Subsidiaries (as that term is defined in Amendment No. 1) as Borrowers and parties to the Original Forbearance Agreement, to modify certain terms and covenants in the Original Forbearance Agreement, to extend certain time periods or modify certain requirements to satisfy certain post-closing deliverables, and to provide for modifications to the Loans so that Borrower will pay off the BOS Balance (as defined herein);
     WHEREAS, pursuant to that certain Master Credit and Security Agreement dated as of March 24, 2006 (the “BOS Master”) Participant made loans to certain of the Borrowers (the “BOS Borrowers”) which loans are secured by the collateral described in the BOS Master (the “BOS Collateral”);
     WHEREAS, as of the Effective Date, the aggregate unpaid principal balance of the loans of the Participant to the BOS Borrowers is $43,294,925.75 (the “BOS Balance”);
     WHEREAS, the Borrowers have requested and the Lead Participant has agreed, subject to the terms and conditions set forth herein, to loan to the Borrowers an amount equal to the BOS Balance, which loan from Lead Participant shall be made to Borrowers by increasing the aggregate of the outstanding principal balance of Tranche A, the outstanding principal balance of Tranche B-1, the outstanding principal balance of Tranche B-2, the outstanding principal balance of Tranche B-3, and the outstanding principal balance of Tranche B-4 by an amount equal to the BOS Balance, which funds shall be paid to BOS by the Borrowers to pay in full the BOS Balance, by the netting of the BOS purchase from the Lead Participant of a participation in Tranche A in an amount equal to the BOS Balance, such that on the Effective Date, after giving effect to the increase in the unpaid principal balances, the Tranche A, Tranche B-1, Tranche B-2, Tranche B-3 and Tranche B-4 principal balances shall be as set forth in Exhibit A;
     WHEREAS, Participant and Lead Participant are parties to an Intercreditor Agreement dated as of March 24, 2006 (the “Intercreditor Agreement”) pursuant to which the parties set forth their relationship with respect to the Participant’s loans to the BOS Borrowers and Lead Participant’s loans to certain of the Borrowers and the priority of their respective security interests and liens in the BOS Primary Collateral and the Sky Primary Collateral (as those terms are defined in the Intercreditor Agreement);
     WHEREAS, upon the execution and delivery of this Agreement and the payment of the BOS Balance and simultaneous with the purchase of the Tranche A participation by the Participant, the Intercreditor Agreement shall be of no further force and effect and Participant shall act promptly to release to Lead Participant, as collateral security for the Loans as such Loans have been amended and restated, all security interests and liens upon all of the BOS Collateral, including the BOS Primary Collateral and the Sky Primary Collateral.

     WHEREAS, the promissory note evidencing the indebtedness which Participant is participating in pursuant to this Agreement is evidenced by an Amended and Restated Tranche A Note, which note shall be amended to evidence the restated principal balance of such obligations as of the Effective Date (the “Amended and Restated Note”); and
     NOW, THEREFORE, in consideration of the Lead Participant’s agreement to loan to Borrowers funds to payoff the BOS Balance, Participant’s agreement to purchase the participation and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, the parties hereto agree as follows:
1.	Purchase and Sale of Participation. Except with regard to interest earned, Lead Participant hereby sells to Participant, and Participant hereby purchases from Lead Participant a participation in Tranche A, as evidenced by the Amended and Restated Note, in the undivided participation percentage (“Participation Percentage”) set forth on Exhibit A attached hereto and incorporated herein, as that interest exists as of the close of business on the Effective Date (the “Participation”). The purchase price of the Participation sold to Participant is an amount equal to the BOS Balance. In consideration of Participant’s entering into the Participation, to the extent that it has met its obligations to make payments to Lead Participant under this Agreement, Participant shall be entitled to receive its pro rata share as set forth on Exhibit A of principal payments on Tranche A as such payments are made by Borrowers and received by Lead Participant after the Effective Date.
2.	Payment of Purchase Price of Participation. Lead Participant and Participant agree Participant’s purchase of the Participation hereunder shall be made on the Effective Date, and such purchase under this Agreement shall be made by netting the payoff of the BOS Balance against Participant’s purchase of the Tranche A Participation hereunder.
3.	Characterization as Sale. The Participation sold under this Agreement shall constitute a sale from Lead Participant to Participant of an undivided partial interest in the percentage as set forth on Exhibit A in: Lead Participant’s interest in Tranche A, all other loan documents, security documents, forbearance agreements, certificates and opinions furnished pursuant thereto, and any collateral securing Tranche A, including any existing and future hypothecated interests, all as more fully described in the Loan Documents. The participation evidenced by this Agreement shall not be construed as a loan by Participant to Lead Participant. The parties agree that the sale of the participation evidenced by this Agreement does not constitute the sale of an investment security.

4.	Remittance of Collections; Restructuring Fee. Lead Participant shall receive all repayments of principal of, and interest on, Tranche A in trust for the benefit of itself and Participant and, promptly shall remit to Participant its share of all amounts so received. If any payment received by Lead Participant and paid by it to Participant is rescinded or otherwise required to be disgorged, paid on account of a preferential payment or fraudulent transfer, or otherwise returned by Lead Participant for any reason, Participant will, upon notice by Lead Participant, forthwith pay to Lead Participant, without interest, unless Lead Participant is also required to pay interest, that amount which equals Participant’s pro rata share of the amount so paid or returned by Lead Participant. Until delivered to Participant, Loan payments shall be held in trust for Lead Participant and Participant by Lead Participant. Title to Participant’s share of Tranche A payments shall vest in Participant immediately upon Borrowers’ payment. Distributions shall be made, at Participant’s election, by credit to its designated account with Lead Participant or by wire transfer to such other account, as Participant shall specify.
5.	Participant Share in Interest. Interest on Tranche A shall be calculated and computed in the manner and at the Interest Rates set forth in the Forbearance Agreement. Participant’s share of interest on Tranche A received by the Lead Participant, inclusive of servicing fees, shall be equal to the Interest Rates (as defined in the Forbearance Agreement, minus 31.77 basis points (during the period of the Participation, but not during any Co-Lender arrangement). If Borrowers’ interest payments are insufficient to cover both Lead Participant’s and Participant’s shares of interest, each dollar (and fraction thereof) of such interest payments shall be split on a pro rata basis between Lead Participant and Participant, according to the Interest Rates earned by Lead Participant and Participant respectively.
6.	Interest of Participant. The Participation, together with any other participations in Tranche A, including that of Lead Participant, shall be ratably concurrent and no interest in Tranche A shall have priority over Participant’s participation percentage or the participation percentage of any other Participant in Tranche A.
7.	No Recourse. Participant understands that its purchase from Lead Participant under this Agreement is without recourse to Lead Participant and Participant therefore assumes, with respect to Participant’s share of potential benefits and losses under this Agreement, the underlying credit risk and any other risks of loss associated with the interest that it purchases under this Agreement. Lead Participant shall be obligated to satisfy its duties and obligations hereunder, for which it shall be responsible as provided herein.

8.	Loans. Participant acknowledges and agrees that, except as set forth in the Forbearance Agreement, Lead Participant shall have no obligation to attempt to collect any Loan, in preference and priority over the collection and/or enforcement of any other debt of Borrowers to Lead Participant. Lead Participant, however, agrees that, without the written consent of Participant: (a) none of the Applicable Collections Amount (as that term is defined in the Forbearance Agreement) shall be applied in any manner or in any order except as provided in the Forbearance Agreement; (b) no collateral securing the Loans shall be released, but for in the ordinary course of business; and (c) the timing of payments of interest, principal and maturity dates shall not be changed so as to provide less favorable treatment to the Participant then currently provided to Tranche A in the Amended Forbearance Agreement.
9.	Application of Note Payments/Settlement Dates with Participant. Participant shall be entitled to receive from Lead Participant, Participant’s share of Borrowers’ payments of principal, interest or other sums (as that share is described herein) within one business day of Lead Participant applying such payments from any Borrower to Tranche A.
10.	Pro Rata Treatment. In the event either party hereto shall receive and retain any payment, voluntary or involuntary, whether by set-off, application of deposit balance or otherwise, in respect of its percentage of participation in Tranche A, then such party shall purchase from the other party for cash at face value and without recourse, such additional Participation in such indebtedness as shall be necessary to cause such excess payment to be shared ratably with the other party; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing party, the related purchases from the other party shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest.
11.	Custody of Loan Documents. Lead Participant or its agents shall have custody and control of the Notes and the Loan Documents, and Lead Participant shall have full authority, subject to the terms and conditions of this Agreement, to control as agent, in the name of Lead Participant the collection and enforcement thereof, and the utilization of any collateral therefore, by suit, foreclosure or otherwise. Upon at least two (2) days’ prior written notice, Participant or its duly authorized agent may inspect the records, controls, accounts, audits, analyses and other files of Lead Participant relating to the Loan Documents during ordinary business hours of Lead Participant. Lead Participant shall mark its books and records, including computer records, to show Participant’s interest in Tranche A.

12.	Management of Credit.
a)	To the extent practicable, Lead Participant and Participant will decide matters concerning the administration and collection of the Loan and enforcement of the Loan on a collaborative basis. This provision does not alter the legal standards applicable to the Lead Participant under this Agreement. Subject to the foregoing sentences, the Lead Participant shall have the right to manage, perform and enforce the terms of Tranche A, the Notes and Loan Documents and to exercise and enforce all privileges and rights exercisable or enforceable by it thereunder according to Lead Participant’s discretion and in the exercise of its business judgment. Lead Participant shall exercise the same care in administering Tranche A as it would if such Loans were made entirely for Lead Participant’s own account.
b)	Lead Participant will use normal prudence and judgment in the servicing and collection of amounts outstanding under Tranche A, in the management, performance, and enforcement of the terms thereof and the terms of the other Loan Documents, and in realization upon any security therefore, but Lead Participant assumes no responsibility for the repayment of the Participations and shall not be liable for any loss or damage resulting from taking or refusing to take any such actions unless resulting from gross negligence or willful misconduct. Lead Participant may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it. Lead Participant shall be entitled to rely upon any document, paper, or instrument believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by Lead Participant. Participant consents to the retention of Porter, Wright, Morris and Arthur, LLP. In the event Lead Participant desires to retain other legal counsel, Lead Participant agrees to provide Participant advance notice and an opportunity to comment prior to such retention.
c)	Neither the execution of this Agreement, nor sharing in Tranche A or in any collateral for Tranche A, nor any agreement to share in profits or losses arising as a result of this transaction, is intended to be, nor shall it be construed to be, the formation of a partnership or joint venture between the parties hereto. In the negotiation, execution and servicing of Tranche A, Lead Participant has been and shall be an independent contractor and in no event shall Lead Participant be considered as an agent or employee of Participant.

13.	Indemnification. Participant hereby indemnifies and agrees it shall hold harmless and reimburse Lead Participant, on demand, for all reasonable out-of-pocket costs, including attorneys’ fees, incurred by Lead Participant in connection with (x) the collection of Tranche A, and (y) for any costs, expenses (including attorneys’ fees and disbursements), claims, damages, actions, losses or liabilities incurred by Lead Participant in connection with Tranche A and its capacity as Lead Participant hereunder, except as are the direct proximate result of Lead Participant’s gross negligence or willful misconduct, except as paid by Borrowers. The indemnification obligations shall cease upon Participant’s receipt of payment of its Participant Percentage and shall not extend to actions taken by Lead Participant prior to the Effective Date. Participant’s indemnification obligations shall be limited to the lesser of the indemnification of charges associated with (a) Tranche A; (b) the Loans; or (c) aggregate of the Loans and the loans by Huntington to Tribeca’s parent, Franklin Credit Management Corporation. In each case, calculated as a percentage of the Participant’s Participation Percentage of Tranche A as a percentage to items (a), (b) or (c), as applicable.
14.	Legal Fees. TLC shall promptly pay all fees and expenses associated with the negotiation, documentation and execution of this Agreement or otherwise related to the BoS Master, BoS Collateral and BoS Balance, including any expenses incurred by BoS associated with the preparation of forbearance arrangements.
15.	Other Fees. Lead Participant shall promptly deliver to Participant a payment, equal to Participant’s Participation Percentage in Tranche A of any fee, charges or the like received from Borrowers after the Effective Date as referenced in Section 7 sub-paragraph (6) of the Forbearance Agreement, and any fee, charges or the like that may be received until the Participation Percentage has been paid.
16.	Participant’s Credit Analysis. Participant understands and acknowledges that it has made its own independent credit decisions with respect to Tranche A and the Borrowers and has relied solely upon its own independent review of Borrowers’ financial statements, documents and information as Participant deemed appropriate and other representations made by Borrowers. Participant will continue to be responsible for making its own independent evaluation of the credit, financial condition, and all matters concerning Borrowers. Participant understands that its own independent review of Borrowers is particularly important because its purchase from Lead Participant under this Agreement is without recourse.
17.	Financial Statements. Lead Participant shall promptly furnish Participant without request copies of all financial statements received from Borrowers pursuant to the Loan Documents. Lead Participant shall, however, have no responsibility to Participant for any errors or omissions in any such reports, financial statements or other information. Participant may at any time request other information and/or documents in Lead Participant’s possession relating to Tranche A. Such information and/or documents shall not be unreasonably withheld. Participant may not rely upon any credit analyses conducted by Lead Participant or representations made by Lead Participant concerning Borrowers’ financial condition. Furthermore, even if Participant fails to obtain or review any financial statements of Borrowers, Participant is not permitted to rely upon any credit analyses conducted by Lead Participant or representations made by Lead Participant concerning Borrowers’ financial condition.
18.	Transfer of Participation. Participant agrees not to subdivide or transfer its Participation, without the prior written consent of Lead Participant, which consent shall not be unreasonably withheld. Lead Participant may further participate or subparticipate Tranche A; provided that Lead Participant and its affiliates shall continue to hold a majority of the principal sum outstanding under the Tranche A Note and the Lead Participant remains responsible for its duties hereunder and Participant shall not be required to deal with any such subparticipant; and further providing that if and to the extent that any other participant is provided with any rights or powers different then those provided hereunder, then Participant shall have the right of such provisions should it so elect.
19.	Lead Participant’s Representations and Warranties. Lead Participant represents and warrants to Participant that: (1)(a) it is or will be the owner of the interests to be sold by Lead Participant to Participant under this Agreement, at the time of execution of this Agreement; (b) it has full power and authority to sell the Participation evidenced by this Agreement; and (c) the outstanding principal balance of Tranche A is as represented to the Participant; and, (2) other than the Acknowledged Defaults (as defined in the Original Forbearance Agreement) and the Identified Forbearance Defaults (as defined in Amendment No. 1), it knows of the existence of no event or condition, which, but for the giving of notice or passage of time (or both) would constitute a default or event of default under any Loan Document.
20.	Limited Warranties with Respect to Loan Documents. Lead Participant makes no representations or warranties, whether express or implied, to Participant with respect to the validity and enforceability of the Loan Documents, other than: (a) the Forbearance Agreement and the Loan Documents were executed by Borrowers; and (b) the Forbearance Agreement and the Loan Documents state the true and complete understanding between Borrowers and Lead Participant with respect to Tranche A.
21.	Disclaimer. Lead Participant makes no representation or warranty, whether express or implied, to Participant with respect to (a) the collectibility of Tranche A; (b) the financial condition or solvency of Borrowers or any other party obligated on Tranche A; (c) the perfection of any lien or security interest in the collateral securing Tranche A; (d) the accuracy of any information, statements or certificates from Borrowers or any third party which are provided to Participant, whether provided under this Agreement or not; or, (e) the existence, authenticity, sufficiency or value of any collateral securing Tranche A.

22.	Co-Lender. At any time following June 30, 2008, Participant shall have the right to require Lead Participant and Borrowers to provide it, in substitution for its Participation, with a promissory note (the “Co-Lender Note”) from Borrower to Participant, providing evidence of indebtedness of equal rights and amounts as its Participation in Tranche A provides at such time. Simultaneously with the issuance of the Co-Lender Note, Participant, Lead Participant and Borrower shall use commercially reasonable best efforts to agree to amendments to the Forbearance Agreement, Loan Documents and any other documentation so as to afford to the holder of the Co-Lender Note the same protections and rights as provided to the Participant under the Forbearance Agreement, Loan Documents, the Tranche A Note and this Agreement.
23.	Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed effective if delivered to the recipient’s address set forth beside its name below, by any of the following means: (a) hand delivery; (b) express mail, postage prepaid; or (c) overnight courier service. Notice made in accordance with this Section shall be deemed delivered upon receipt.
24.	Binding Effect; Entire Agreement. This Agreement shall be binding upon and shall inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto. This Agreement is solely for the benefit of Lead Participant and Participant and neither Borrowers nor any other person shall be entitled to rely upon or enforce the provisions hereof or to raise as a defense the failure of Lead Participant or Participant to comply with any of the provisions hereof. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to Participant’s interest in Tranche A and the Participation, supersedes all prior agreements and understandings relating to the matters herein contained, and shall survive any default and acceleration of the maturity of Tranche A. This Agreement may not be amended or modified in any manner unless such modification or amendment is in writing signed by the parties hereto.
25.	Assignment. Participant shall not assign or otherwise transfer its rights under this Agreement without the Lead Participant’s express written consent.
26.	WAIVER OF A JURY TRIAL. THE PARTIES ACKNOWLEDGE AND AGREE THAT THERE MAY BE A CONSTITUTIONAL RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY CLAIM, DISPUTE OR LAWSUIT ARISING BETWEEN OR AMONG THEM, BUT THAT SUCH RIGHT MAY BE WAIVED. ACCORDINGLY, EACH PARTY, IN CONSIDERATION OF THE CONSIDERATION EXCHANGED IN THIS AGREEMENT, AGREES THAT NOTWITHSTANDING ANY CONSTITUTIONAL RIGHT, IN THIS COMMERCIAL MATTER EACH PARTY BELIEVES AND AGREES THAT IT SHALL BE IN ITS BEST INTEREST TO WAIVE SUCH RIGHT, AND, ACCORDINGLY, HEREBY WAIVES SUCH RIGHT TO A JURY TRIAL,

AND FURTHER AGREES THAT THE BEST FORUM FOR HEARING ANY CLAIM, DISPUTE OR LAWSUIT, IF ANY, ARISING IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENTS, ANY LOAN DOCUMENT OR THE RELATIONSHIP AMONG LENDER, EACH BORROWER AND GUARANTOR SHALL BE A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY.
27.	Counterparts. This Agreement may be signed by any number of counterparts with the same effect as if the signatures thereto were upon the same instrument. This Agreement shall become effective when counterparts executed by Lead Participant and Participant shall have been lodged with Lead Participant, whereupon Lead Participant shall give notice of this Agreement becoming effective to Participant.
28.	Title and Headings. The title and headings herein are intended to promote convenience and are not a part of this Agreement for purposes of interpreting and analyzing the provisions hereof.
29.	Consent to Forbearance Agreement. Participant consents to Lead Participant executing and delivering Amendment No. 1 to the Forbearance Agreement.
30.	Governing Law and Venue. This Agreement is made in the State of Ohio and the validity of this Agreement, any documents incorporated herein or executed in connection herewith, and (notwithstanding anything to the contrary therein) the Notes and the Loan Documents, and the construction, interpretation and enforcement thereof, and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of Ohio, without regard to principles of conflicts of law. The parties agree that all actions or proceedings arising in connection with this Agreement, the Forbearance Agreement, any documents incorporated herein or executed in connection herewith, this Agreement, and the Loan Documents shall be tried and litigated only in the Federal District Court for the Southern District of Ohio or the state courts of Franklin County, Ohio. The parties hereto waive any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section. Service of process, sufficient for personal jurisdiction in any action against any party hereto, may be made by registered or certified mail, return receipt requested, to the address set forth at such party’s signature to this Agreement.
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Signature Page to Follow
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IN WITNESS WHEREOF, the parties have caused this Amended and Restated Participation Agreements to be executed as of the date first above written.

PARTICIPANT:	LEAD PARTICIPANT:
BOS (USA), INC.	THE HUNTINGTON NATIONAL BANK

LEAD PERTICITANT

	By:	/s/ Karen Weich	By:	/s/ Alan D. Seitz

		Karen Weich		Alan D. Seitz
	Title:	Vice President	Title:	Senior Vice President — Special Assets

Address:			Address:
BANK OF SCOTLAND plc				41 South High Street, HC0733
AS ADMINISTRATIVE AGENT				Columbus, Ohio 43215
FOR BoS (USA) Inc.				Fax: 614/480-3795

EACH BORROWER LISTED ON
SCHEDULE 1 ATTACHED HERETO:

By:	/s/ Alexander Gordon Jardin
Name: Alexander Gordon Jardin
Title: as Chief Executive Officer of, and on
behalf of, each Borrower listed on Schedule 1
attached hereto.

Address: 101 Hudson St., 25th Floor
Jersey City, N.J. 07302
Fax: 201-604-4400

TRIBECA LENDING CORP.

By: /s	/ Alexander Gordon Jardin
Name: Name: Alexander Gordon Jardin
Title: Chief Executive Officer

Address: Same as above

Signature Page — BOS Participation

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Participation Agreements to be executed as of the date first above written.

PARTICIPANT:	LEAD PARTICIPANT:
BOS (USA), INC.	THE HUNTINGTON NATIONAL BANK
By: Bank of Scotland
Its: Authorized Representative

	By:	/s/ Karen Weich	By:	/s/ Alan D. Seitz

		Karen Weich		Alan D. Seitz
	Title:	Vice President	Title:	Senior Vice President — Special Assets

Address:			Address:
565 Fifth Avenue, 11th Floor				41 South High Street, HC0733
New York, NY 10017				Columbus, Ohio 43215
Fax: 212/				Fax: 614/480-3795

EACH BORROWER LISTED ON
SCHEDULE 1 ATTACHED HERETO:

By:	/s/ Alexander Gordon Jardin
Name: Alexander Gordon Jardin
Title: as Chief Executive Officer of, and on
behalf of, each Borrower listed on Schedule 1
attached hereto.

Address: 101 Hudson St., 25th Floor
Jersey City, N.J. 07302
Fax: 201-604-4400

TRIBECA LENDING CORP.

By: /s	/ Alexander Gordon Jardin
Name: Name: Alexander Gordon Jardin
Title: Chief Executive Officer

Address: Same as above

Signature Page — BOS Participation

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Participation Agreements to be executed as of the date first above written.

PARTICIPANT:	LEAD PARTICIPANT:
BOS (USA), INC.	THE HUNTINGTON NATIONAL BANK
By: Bank of Scotland
Its: Authorized Representative

	By:	/s/ Karen Weich	By:	/s/ Alan D. Seitz

		Karen Weich		Alan D. Seitz
	Title:	Vice President	Title:	Senior Vice President — Special Assets

Address:			Address:
565 Fifth Avenue, 11th Floor				41 South High Street, HC0733
New York, NY 10017				Columbus, Ohio 43215
Fax: 212/				Fax: 614/480-3795

EACH BORROWER LISTED ON
SCHEDULE 1 ATTACHED HERETO:

By:	/s/ Alexander Gordon Jardin
Name: Alexander Gordon Jardin
Title: as Chief Executive Officer of, and on
behalf of, each Borrower listed on Schedule 1
attached hereto.

Address: 101 Hudson St., 25th Floor
Jersey City, N.J. 07302
Fax: 201-604-4400

TRIBECA LENDING CORP.

By: /s	/ Alexander Gordon Jardin
Name: Name: Alexander Gordon Jardin
Title: Chief Executive Officer

Address: Same as above

Signature Page — BOS Participation

SCHEDULE 1	Tribeca Sibsidiaries
TRIBECA LENDING CORP.
TRIBECA L 2005 CORP.
TRIBECA LII 2005 CORP.
TRIBECA LIII 2005 CORP.
TRIBECA LIV 2005 CORP.
TRIBECA LIX 2006 CORP.
TRIBECA LV 2005 CORP.
TRIBECA LVI 2005 CORP.
TRIBECA LVII 2006 CORP.
TRIBECA LVIII 2006 CORP.
TRIBECA LX 2006 CORP.
TRIBECA LXI 2006 CORP.
TRIBECA LXII 2006 CORP.
TRIBECA LXIII 2006 CORP.
TRIBECA LXIV 2006 CORP.
TRIBECA LXIV CORP.
TRIBECA LXIX 2006 CORP.
TRIBECA LXV 2006 CORP.
TRIBECA LXV CORP.
TRIBECA LXVI 2006 CORP.
TRIBECA LXVII 2006 CORP.
TRIBECA LXVIII 2006 CORP.
TRIBECA LXX 2006 CORP.
TRIBECA LXXI 2006 CORP.
TRIBECA LXXII 2006 CORP.
TRIBECA LXXIII 2006 CORP.
TRIBECA LXXIV 2006 CORP.
TRIBECA LXXIX 2007 CORP.
TRIBECA LXXV 2006 CORP.
TRIBECA LXXVI 2006 CORP.
TRIBECA LXXVII 2006 CORP.
TRIBECA LXXVIII 2006 CORP.
TRIBECA LXXX 2007 CORP.
TRIBECA LXXXI 2007 CORP.
TRIBECA LXXXII 2007 CORP.
TRIBECA LXXXIII 2007 CORP.
TRIBECA LXXXIV 2007 CORP.
TRIBECA LXXXIX 2007 CORP.
TRIBECA LXXXV 2007 CORP.
TRIBECA LXXXVI 2007 CORP.
TRIBECA LXXXVII 2007 CORP.
TRIBECA LXXXVIII 2007 CORP.
TRIBECA XC 2007 CORP.
TRIBECA XCI 2007 CORP.
TRIBECA XCII 2007 CORP.
TRIBECA XCIII 2007 CORP.

1

SCHEDULE 1	Tribeca Sibsidiaries
TRIBECA XCIV 2007 CORP.
TRIBECA XCV 2007 CORP.
TRIBECA XIX 2004 CORP.
TRIBECA XV 2004 CORP.
TRIBECA XVII 2004 CORP.
TRIBECA XVIII 2004 CORP.
TRIBECA XX 2004 CORP.
TRIBECA XXI 2004 CORP.
TRIBECA XXII 2004 CORP.
TRIBECA XXIII 2004 CORP.
TRIBECA XXIV 2004 CORP.
TRIBECA XXIX 2005 CORP.
TRIBECA XXV 2004 CORP.
TRIBECA XXVI 2004 CORP.
TRIBECA XXVII 2004 CORP.
TRIBECA XXVIII 2004 CORP.
TRIBECA XXX 2005 CORP.
TRIBECA XXXI 2005 CORP.
TRIBECA XXXII 2005 CORP.
TRIBECA XXXIII 2005 CORP.
TRIBECA XXXIV 2005 CORP.
TRIBECA XXXIX 2005 CORP.
TRIBECA XXXV 2005 CORP.
TRIBECA XXXVI 2005 CORP.
TRIBECA XXXVII 2005 CORP.
TRIBECA XXXVIII 2005 CORP.
TRIBECA XXXX 2005 CORP.
TRIBECA XXXXI 205 CORP.
TRIBECA XXXXI 2005 CORP.
TRIBECA XXXXII 2005 CORP.
TRIBECA XXXXIII 2005 CORP.
TRIBECA XXXXIV 2005 CORP.
TRIBECA XXXXIX 2005 CORP.
TRIBECA XXXXV 2005 CORP.
TRIBECA XXXXVI 2005 CORP.
TRIBECA XXXXVII 2005 CORP.
TRIBECA XXXXVIII 2005 CORP.
Tribeca XVI 2004 Corp.
Tribeca LI 2005 Corp.

2

Exhibit A

		PARTICIPANT’S
		PARTICIPATION
	LOAN	PERCENTAGE
1.	Tranche A $410,859,753.55	10.5376%

2.	Tranche B $98,774,361.20
	B-1 $24,131,090.30	0%
	B-2 $24,881,090.30	0%
	B-3 $24,881,090.30	0%
	B-4 $24,881,090.30	0%

12